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Exhibit (a)(24)

                        SANFORD C. BERNSTEIN FUND, INC.

                            ARTICLES SUPPLEMENTARY

   SANFORD C. BERNSTEIN FUND, INC. (the "Corporation"), a Maryland corporation with its principal office in the State of Maryland in Baltimore, Maryland, does hereby certify to the State Department of Assessments and Taxation that:

1. The Corporation is registered as an open-end company under the Investment Company Act of 1940, as amended.

2. The number of authorized shares of capital stock of the Corporation is currently 8,400,000,000 shares, with a par value of $.001 per share and an aggregate par value of $8,400,000. The number of authorized shares of capital stock of the Corporation is increased hereby by 600,000,000 shares to 9,000,000,000 shares, with a par value of $.001 per share and an aggregate par value of $9,000,000.

3. The additional 600,000,000 shares of capital stock of the Corporation authorized in these Articles Supplementary are hereby classified as 400,000,000 additional shares of Diversified Municipal Portfolio and within the Diversified Municipal Portfolio as Diversified Municipal Class shares of the Diversified Municipal Portfolio, and as 200,000,000 additional shares of New York Municipal Portfolio and within the New York Municipal Portfolio as New York Municipal Class shares of the New York Municipal Portfolio.

4. The shares classified as set forth in paragraph 3 above shall have the relative preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as the existing shares of the Portfolio, and shall be subject to all provisions of the Charter relating to shares generally.

5. (a) The number of authorized shares of capital stock of all classes of the Corporation immediately prior to these Articles Supplementary becoming effective is 8,400,000,000 shares, classified as follows:

Name of Portfolio/Class                                        Number of Shares
-----------------------                                        ----------------
U.S. Government Short Duration................................   200,000,000
Short Duration Plus/..........................................
   AllianceBernstein Short Duration Class A...................   200,000,000
   AllianceBernstein Short Duration Class B...................   200,000,000
   AllianceBernstein Short Duration Class C...................   200,000,000
   AllianceBernstein Short Duration Class R...................   200,000,000

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   Short Duration Plus............................................. 200,000,000
Diversified Municipal/.............................................
   AllianceBernstein Intermediate Diversified......................
   Municipal Class A............................................... 400,000,000
   AllianceBernstein Intermediate Diversified......................
   Municipal Class B............................................... 400,000,000
   AllianceBernstein Intermediate Diversified......................
   Municipal Class C............................................... 400,000,000
   Diversified Municipal Class..................................... 400,000,000
Intermediate Duration.............................................. 600,000,000
New York Municipal/................................................
   AllianceBernstein Intermediate..................................
   New York Municipal Class A...................................... 200,000,000
   AllianceBernstein Intermediate..................................
   New York Municipal Class B...................................... 200,000,000
   AllianceBernstein Intermediate..................................
   New York Municipal Class C...................................... 200,000,000
   New York Municipal Class........................................ 200,000,000
California Municipal...............................................
   AllianceBernstein Intermediate..................................
   California Municipal Class A.................................... 200,000,000
   AllianceBernstein Intermediate..................................
   California Municipal Class B.................................... 200,000,000
   AllianceBernstein Intermediate..................................
   California Municipal Class C.................................... 200,000,000
   California Municipal Class...................................... 200,000,000
Short Duration California Municipal................................ 100,000,000
Short Duration Diversified Municipal............................... 100,000,000
Short Duration New York Municipal.................................. 100,000,000
Tax-Managed International..........................................
   AllianceBernstein Tax-Managed...................................
   International Class A........................................... 200,000,000
   AllianceBernstein Tax-Managed...................................
   International Class B........................................... 200,000,000
   AllianceBernstein Tax-Managed...................................
   International Class C........................................... 200,000,000
   Tax Managed International Class................................. 600,000,000

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Emerging Markets.................................................   200,000,000
International....................................................
   AllianceBernstein International Class A.......................   200,000,000
   AllianceBernstein International Class B.......................   200,000,000
   AllianceBernstein International Class C.......................   200,000,000
   AllianceBernstein International Class R.......................   200,000,000
   International Class...........................................   600,000,000
Unclassified.....................................................   300,000,000
                                                                  -------------
Total............................................................ 8,400,000,000

     (b) Upon these Articles Supplementary becoming effective, the number of authorized shares of capital stock of all classes of the Corporation will be 9,000,000,000 shares, classified as follows:

Name of Portfolio/Class                                        Number of Shares
-----------------------                                        ----------------
U.S. Government Short Duration................................   200,000,000
Short Duration Plus/..........................................
   AllianceBernstein Short Duration Class A...................   200,000,000
   AllianceBernstein Short Duration Class B...................   200,000,000
   AllianceBernstein Short Duration Class C...................   200,000,000
   AllianceBernstein Short Duration Class R...................   200,000,000
   Short Duration Plus........................................   200,000,000
Diversified Municipal/........................................
   AllianceBernstein Intermediate Diversified.................
   Municipal Class A..........................................   400,000,000
   AllianceBernstein Intermediate Diversified.................
   Municipal Class B..........................................   400,000,000
   AllianceBernstein Intermediate Diversified.................
   Municipal Class C..........................................   400,000,000
   Diversified Municipal Class................................   800,000,000
Intermediate Duration.........................................   600,000,000
New York Municipal/...........................................

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   AllianceBernstein Intermediate................................
   New York Municipal Class A....................................   200,000,000
   AllianceBernstein Intermediate................................
   New York Municipal Class B....................................   200,000,000
   AllianceBernstein Intermediate................................
   New York Municipal Class C....................................   200,000,000
   New York Municipal Class......................................   400,000,000
California Municipal.............................................
   AllianceBernstein Intermediate................................
   California Municipal Class A..................................   200,000,000
   AllianceBernstein Intermediate................................
   California Municipal Class B..................................   200,000,000
   AllianceBernstein Intermediate................................
   California Municipal Class C..................................   200,000,000
   California Municipal Class....................................   200,000,000
Short Duration California Municipal..............................   100,000,000
Short Duration Diversified Municipal.............................   100,000,000
Short Duration New York Municipal................................   100,000,000
Tax-Managed International........................................
   AllianceBernstein Tax-Managed.................................
   International Class A.........................................   200,000,000
   AllianceBernstein Tax-Managed.................................
   International Class B.........................................   200,000,000
   AllianceBernstein Tax-Managed.................................
   International Class C.........................................   200,000,000
   Tax Managed International Class...............................   600,000,000
Emerging Markets.................................................   200,000,000
International....................................................
   AllianceBernstein International Class A.......................   200,000,000
   AllianceBernstein International Class B.......................   200,000,000
   AllianceBernstein International Class C.......................   200,000,000
   AllianceBernstein International Class R.......................   200,000,000
   International Class...........................................   600,000,000
Unclassified.....................................................   300,000,000
                                                                  -------------
Total............................................................ 9,000,000,000

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6. The Board of Directors of the Corporation increased the total number of authorized shares of capital stock of the Corporation pursuant to
   Section 2-105(c) of the Maryland General Corporation Law. The Board of Directors of the Corporation classified unissued shares of capital stock of the Corporation as provided in these Articles Supplementary under authority contained in the Charter.

The undersigned President of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned officer acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

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   IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be signed in its name and on its behalf by its President and attested by its Assistant Secretary as of this 24th day of April 2008.

                                             SANFORD C. BERNSTEIN FUND, INC.

                                             By:  /s/ Marilyn G. Fedak
                                                  ------------------------------
                                                  Marilyn G. Fedak
                                                  President

Attest:

/s/ Nancy Hay
--------------------------
Nancy Hay
Assistant Secretary

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